UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2015

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South
Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2015, the Board of Directors (the “Board”) of Four Oaks Fincorp, Inc. (the “Company”) approved a management transition plan (the “Transition Plan”), whereby (i) David H. Rupp, the Company’s current President, Chief Operating Officer and member of the Board, will become Chief Executive Officer of the Company and Four Oaks Bank & Trust Company, the Company’s wholly-owned subsidiary (the “Bank”), pursuant to Amendment No. 3 to Mr. Rupp’s employment agreement (the “Amendment”) and (ii) Ayden R. Lee, Jr., who has been serving as the Chief Executive Officer of the Company and the Bank, will become the Executive Chairman of the Company. As Executive Chairman, Mr. Lee will provide, among other things, strategic, governance, shareholder relations, and risk management support and oversight to the Company, its executive team and the Board.  Mr. Lee will also continue in his role as Chairman of the Board. Upon being appointed as Chief Executive Officer, Mr. Rupp will no longer serve as the Chief Operating Officer of the Company but will continue serving as the President and a member of the Board.  The Transition Plan, including the Amendment, is targeted to become effective on or about June 30, 2015, and is subject to approval by the Federal Reserve Bank of Richmond. Neither Mr. Lee nor Mr. Rupp will receive any additional compensation in connection with this transition.

Certain of the Company’s directors and executive officers, members of their immediate families, and entities with which they are involved are customers of, and borrowers from, the Bank in the ordinary course of business. All loans and other extensions of credit made by the Bank to such individuals are made substantially on the same terms, including interest rates and collateral, as those prevailing at the time in comparable transactions with other customers.  In the opinion of management, these loans do not involve more than normal risk of collectibility or contain other unfavorable features.

The form of the Amendment is attached hereto as Exhibit 10.1. A copy of the press release announcing the Transition Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Amendment No. 3 to the Employment Agreement with David H. Rupp
99.1	Press Release issued on June 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

By:	/s/ Ayden R. Lee, Jr.
Ayden R. Lee, Jr.
Chairman and Chief Executive Officer

Date:  June 9, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Amendment No. 3 to the Employment Agreement with David H. Rupp
99.1	Press Release issued on June 8, 2015